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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 17, 2000


                AmeriCredit Automobile Receivables Trust 2000-B
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


     United States                     333-84155               88-0359494
----------------------------        ----------------       ---------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)

c/o AmeriCredit Financial                                         76102
      Services, Inc.                                            (Zip Code)
Attention: Chris A. Choate
801 Cherry Street, Suite 3900
      Fort Worth, TX

------------------------
(Address of Principal
  Executive Offices)

       Registrant's telephone number, including area code (817) 302-7000

            ------------------------------------------------------
         (Former name or former address, if changed since last report)

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  Item 5.  Other Events
           ------------

  In connection with the offering of AmeriCredit Automobile Receivables Trust 2000-B Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.  Financial Statements, Pro Forma Financial
              Information and Exhibits.
              ------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                              SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-B

                             By: AmeriCredit Financial Services, Inc., as
                                 Servicer


                             By:/s/ Chris A. Choate
                                ----------------------------------------
                                Name:  Chris A. Choate
                                Title: Senior Vice President,
                                       Secretary and General Counsel



Dated:  May 19, 2000

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.   Description
-----------   -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Credit Suisse First Boston Corporation , Banc of America Securities LLC, Chase Securities Inc. and Deutsche Bank Securities Inc.

                                       4